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                                                                      Exhibit 99


                                   EXHIBIT 99.
                     EXPANDED TOBACCO LITIGATION DISCLOSURE

        As of March 20, 2000, NGH has been served in 40 separate tobacco-related lawsuits, and has been named but not served in 10 additional lawsuits. The following is a list of those cases by general category.


                          CASES IN WHICH NABISCO GROUP
                         HOLDINGS CORP. HAS BEEN SERVED

CLASS ACTIONS - SMOKING AND HEALTH

BROWN V. PHILIP MORRIS, INC., Civil Action No. 98-CV-5518 (E.D. Pa.). Complaint served 10/23/98. Case dismissed by Court Order. Appeal pending.

JONES V. THE AMERICAN TOBACCO CO., Case No. 98-CV-30687 (Mo. Cir. Ct.). Complaint served 5/27/99.

NORTON V. RJR NABISCO HOLDINGS CORP., Cause No. IP 96-0798 C M/S (Ind. Super. Ct.). Complaint served 5/3/96.

NWANZE V. PHILIP MORRIS, INC., No. 97 Civ. 7344 (S.D.N.Y.). Complaint served 10/14/97.

CLASS ACTIONS - ANTITRUST

AMSTERDAM TOBACCO CORP. V. PHILIP MORRIS COS., INC., No. 1:00CV00460 (D.D.C.). Complaint served 3/9/00.

BARNES V. PHILIP MORRIS COS., INC., No. 00-0000954 (D.C. Super. Ct.). Complaint served 2/28/00.

BUFFALO TOBACCO PRODUCTS, INC. V. PHILIP MORRIS COS., INC., No. 1:00CV00224 (D. D.C.). Complaint served 2/14/00.

CUSATIS V. PHILIP MORRIS COS., INC., No. 00CV001359 (Wis. Cir. Ct.). Complaint served 2/28/00.

DELOACH V. PHILIP MORRIS COS., INC., No. 1:00CV00294 (D.D.C.). Complaint served 2/22/00.

DEL SERRONE V. PHILIP MORRIS COS., INC., No. 00-004035 (Mich. Cir. Ct.). Complaint served 2/18/00.

FAHERTY V. PHILIP MORRIS COS., INC., (Me. Super. Ct.). Complaint served 2/18/00.


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GRAY V.  PHILIP MORRIS COS., INC., No. C20000781 (Az. Super. Ct.).  Complaint
served 2/25/00.

GREER V. PHILIP MORRIS COS., INC., Case No. 309826 (Cal. Super. Ct.). Complaint served 3/7/00.

LENNON V. PHILIP MORRIS COS., INC., No. 102396/2000 (N.Y. Sup. Ct.). Complaint served 3/1/00.

LUDKE V. PHILIP MORRIS COS., INC., (Minn. Dist. Ct.).  Complaint served 2/22/00.

PEIRONA V. PHILIP MORRIS COS., INC., Case No. 310283 (Ca. Super. Ct.). Complaint served 3/3/00.

ROG-GLO V. R.J. REYNOLDS TOBACCO CO., No. 00 Civ. 1255 (S.D.N.Y). Complaint served 3/7/00.

ROMERO V. PHILIP MORRIS COS., INC., D0117-CV-00-462 (N.M. Dist. Ct.). Complaint served 2/22/00.

ROWLEN V. PHILIP MORRIS COS., INC., No. 3:00CV119WS (D. Miss). Complaint served 2/25/00.

SHAFER V. PHILIP MORRIS COS., INC., Civil Action No. 00-C-1107 (N.D. Dist. Ct.). Complaint served 2/22/00.

VETTER V. PHILIP MORRIS COS., INC., (S.D. Cir. Ct.).  Complaint served 2/18/00.

WITHERS V. PHILIP MORRIS COS., INC., No. 17,194-I (Tenn. Cir. Ct.). Complaint served 2/22/00.

INDIVIDUAL ACTIONS

BENAVIDEZ V. PHILIP MORRIS, INC., Case No. 819377-3 (Cal. Super. Ct.). Complaint served 1/14/00.

CRAYTON V. PHILIP MORRIS, INC., Case No. 820871-0 (Cal. Super. Ct.). Complaint served 3/16/00.

KRIGBAUM V. THE AMERICAN TOBACCO CO., Case No. CV 782213 (Cal. Super. Ct.). Complaint served 1/10/00.



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LABOR UNION ACTIONS

CENTRAL LABORER'S WELFARE FUND V. PHILIP MORRIS INC., No. 97-L-516 (Ill. Cir. Ct.). Complaint served 11/24/97.

DAY CARE COUNCIL -- LOCAL 205 DC 1707 WELFARE FUND V. PHILIP MORRIS INC., No. 97/606240 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/9/97.

EASTERN STATES HEALTH & WELFARE FUND V. PHILIP MORRIS INC., No. 97/603869 (Sup. Ct., N.Y. County, N.Y.). Complaint served 9/3/97.

IBEW LOCAL 25 HEALTH & BENEFIT FUND V. PHILIP MORRIS INC., No. 97/122255 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.

IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS INC., No. 97/122254 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.

LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS INC., No. 97/122256 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.

LOCAL 138, 138A, AND 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND V. PHILIP MORRIS INC., No. 97/122257 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.

LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS INC., No. 97/606249 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/10/97.

LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH & HUMAN SERVICES V. PHILIP MORRIS INC., No. 97/606241 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/9/97.

LONG ISLAND REGIONAL COUNCIL OF CARPENTERS WELFARE FUND V. PHILIP MORRIS INC., No. 97/122258 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.

OPERATING ENGINEERS LOCAL 12 HEALTH AND WELFARE TRUST FUND V. PHILIP MORRIS, INC., Case No. BC 177968 (Cal. Super. Ct.). Complaint served 3/2/00.

PUERTO RICAN ILGWU HEALTH & WELFARE FUND V. PHILIP MORRIS INC., No. 604785/97 (Sup. Ct., N.Y. County, N.Y.). Complaint served 12/1/97.



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OTHER INSTITUTIONS/ENTITIES

BOLIVIA, REPUBLIC OF V. PHILIP MORRIS COS., INC., MDL Docket # 1279, CA # 99-586 (PLF) (D.D.C. (Multi-district Litigation; S.D. Tx.)). Complaint served 2/1/99.
PECHANGA BAND OF LUISENO INDIANS V. PHILIP MORRIS, INC., Case No. 725419 (Cal. Super. Ct.). Complaint served 5/11/99.

RIO DE JANEIRO, STATE OF V. PHILIP MORRIS COS., INC., No. 32198-99-7 (Dist. Ct., Angelina County, Tex.). Complaint served 8/2/99.





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                CLASS ACTION ANTITRUST CASES IN WHICH NABISCO GROUP
               HOLDINGS CORP. HAS BEEN NAMED BUT NOT YET BEEN SERVED


BROWNSTEIN V. PHILIP MORRIS COS., INC., Case No. 00002212 (Fla. Cir. Ct.).

MORSE V. R.J. REYNOLDS TOBACCO CO., Case No. 822825-9 (Cal. Super. Ct.).

MUNOZ V. R.J. REYNOLDS TOBACCO CO., Case No. 309834 (Cal. Super. Ct.).

QUICKLE V. PHILIP MORRIS COS., INC., No. 00-C28-RI (W. Va. Cir. Ct.).

SAND V. PHILIP MORRIS COS., INC., Civil Action No. B C225580 (Cal. Super. Ct.).

SULLIVAN V. R.J. REYNOLDS TOBACCO CO., Case No. 823162-8 (Cal. Super. Ct.).

SYLVESTER V. PHILIP MORRIS COS., INC., Index No. 00/601008 (N.Y. Sup. Ct.).

TEITLER V. R.J. REYNOLDS TOBACCO CO., Case No. 823161-9 (Cal. Super. Ct.).

ULAN V. R.J. REYNOLDS TOBACCO CO., Case No. 823160-0 (Cal. Super. Ct.).

WILLIAMSON OIL CO. V.  PHILIP MORRIS COS., INC., No. 1 00-CV-0447 (D. Ga.).



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